Investing in Connectivity

 The world is becoming more connected.
Don't be left on the sidelines.
The IPS Millennium Fund invests in companies
we believe benefit from, or contribute to,
fundamental new directions in technology.
We balance these investments with
high dividend-paying stocks.

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FIVE STAR MORNINGSTAR™ RATING
ONE YEAR	THREE YEAR	FIVE YEAR	LIFE OF FUND+
65.03%*	51.14%*	39.38%*	38.32%%
100% No Load

*Past performance is no guarantee of future results. Total return assumes reinvestment of all dividends and capital gain distributions. Investment returns and principal value fluctuate so that an investor's shares may be worth more or less than their original cost. You should read the prospectus carefully before you invest or send money. For more complete information about the
IPS Millennium Fund, including charges and expenses or to obtain a prospectus, contact IPS Funds at www.ipsfunds.com or 800.249.6927.
Morningstar proprietary ratings reflect historical risk adjusted performance as of 6/30/00. These ratings may change
monthly and are calculated from the fund's 3- and 5-year
average annual returns in excess of 90 day Treasury
bill returns with appropriate fee adjustments and
a risk factor that reflects fund performance
below 90-day Treasury bill returns. The
fund received 5 stars for the 3- and
5-year periods. The top 10% of
the funds in a broad asset
class receive 5 stars.

 + Fund inception date,
1/3/95

www.ipsfunds.com                800.249.6927